Exhibit 99.1

Ra Medical Systems Reports 2020 Second Quarter Financial Results

Conference call begins at 4:30 p.m. Eastern time today

CARLSBAD, Calif. (August 11, 2020) – Ra Medical Systems, Inc. (NYSE: RMED), a medical device company focusing on commercializing excimer laser systems to treat vascular and dermatological diseases, reports financial results for the three and six months ended June 30, 2020 and provides a business update.

Recent Operational Highlights

•	Identified fundamental contributors to DABRA catheter shelf life limitations and began pursuing mitigations
•	Filled additional key roles in engineering, quality assurance and clinical affairs to further advance critical R&D projects, quality improvement plan initiatives and the atherectomy clinical study
•	Cleared third U.S. site to begin enrollment in the FDA-approved IDE clinical study to obtain an atherectomy indication
•	Received $19.3 million in net proceeds from two public equity offerings

“I’m encouraged by our progress during the second quarter and recent weeks, particularly with our engineering efforts on the various DABRA catheter initiatives.  We have added substantial engineering resources this year through hiring skilled personnel and engaging experienced consultants.  I am confident we have the right team in place to achieve our engineering milestones,” said Will McGuire, Ra Medical Systems CEO.  “We are operating in two large and growing markets, and are committed to our mission of saving limbs and lives.”

Second Quarter Financial Highlights

Net revenue for the second quarter of 2020 was $0.9 million, which consisted of product sales of $0.2 million and service and other revenue of $0.7 million. This compares with net revenue of $2.2 million for the second quarter of 2019, which consisted of product sales of $1.3 million and service and other revenue of $0.9 million.

Net revenue from the vascular segment for the second quarter of 2020 was $0.1 million, compared with $0.4 million for the second quarter of 2019. Net revenue from the dermatology segment was $0.8 million, compared with $1.8 million for the second quarter of 2019.

Total cost of revenue for the second quarter of 2020 was $1.2 million, compared with $2.7 million for the second quarter of 2019.

Selling, general and administrative expenses for the second quarter of 2020 were $7.9 million, which included $0.8 million in stock-based compensation, compared with $13.8 million for the second quarter of 2019, which included $6.4 million in stock-based compensation. Research and development expenses for the second quarter of 2020 were $2.0 million, compared with $1.0 million for the second quarter of 2019. Research and development expenses for the second quarters of 2020 and 2019 included $0.1 million and $0.3 million of stock-based compensation, respectively.

The net loss for the second quarter of 2020 was $10.1 million, or $0.43 per share, compared with a net loss for the second quarter of 2019 of $15.1 million, or $1.16 per share.

Adjusted EBITDA for the second quarter of 2020 was negative $8.4 million, compared with negative $7.8 million for the second quarter of 2019. Adjusted EBITDA is a non-GAAP measure presented as net loss before depreciation and amortization expense, interest income, interest expense, income taxes and stock-based compensation. For additional information regarding the non-GAAP financial measures discussed in this news release, please see "Non-GAAP Reconciliations" below.

Ra Medical reported cash and cash equivalents of $29.4 million as of June 30, 2020.

Six Month Financial Highlights

Net revenue for the first six months of 2020 was $2.3 million, which consisted of product sales of $0.7 million and service and other revenue of $1.6 million. This compares with net revenue of $3.9 million for the first six months of 2019, which consisted of product sales of $2.2 million and service and other revenue of $1.7 million.

Net revenue from the vascular segment was $0.2 million for the first six months of 2020, compared with $0.9 million for the first six months of 2019. Net revenue from the dermatology segment was $2.1 million for the first six months of 2019, compared with $3.0 million for the first six months of 2019.

Total cost of revenue for the first six months of 2020 was $2.8 million, compared with $4.7 million for the first six months of 2019.

Selling, general and administrative expenses for the first six months of 2020 were $14.2 million, which included $1.7 million in stock-based compensation, compared with $27.0 million for the first six months of 2019, which included $12.7 million in stock-based compensation. Research and development expenses for the first six months of 2020 were $3.2 million, which included $0.2 million in stock-based compensation, compared with $2.5 million for the first six months of 2019, which included $1.2 million in stock-based compensation.

The net loss for the first six months of 2020 was $17.8 million, or $0.95 per share, compared with a net loss for the first six months of 2019 of $29.8 million, or $2.32 per share.

Adjusted EBITDA for each of the first six months of 2020 and 2019 was negative $14.6 million. Adjusted EBITDA is a non-GAAP measure presented as net loss before depreciation and amortization expense, interest income, interest expense, income taxes and stock-based compensation. For additional information regarding the non-GAAP financial measures discussed in this news release, please see "Non-GAAP Reconciliations" below.

Conference Call and Webcast

Ra Medical will hold a conference call and audio webcast to discuss this announcement and answer questions at 4:30 p.m. Eastern time today. The conference call dial-in numbers are 866-789-3291 for domestic callers and 409-937-8946 for international callers, and the passcode is 5978409. A live webcast of the call will be available on the Investors section of www.ramed.com.

A recording of the call will be available for 48 hours beginning approximately two hours after the completion of the call by dialing 855-859-2056 for domestic callers or 404-537-3406 for international callers. Please use the passcode 5978409. A webcast replay will be available on the Investors section of www.ramed.com for 30 days, beginning approximately two hours after the completion of the call.

Non-GAAP Financial Measures

Ra Medical has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three and six month periods ended June 30, 2020 and June 30, 2019. EBITDA and Adjusted EBITDA are performance measures that provide supplemental information management believes is useful to analysts and investors to evaluate Ra Medical’s ongoing results of operations, when considered alongside other GAAP measures. These measures are intended to aid investors in better understanding Ra Medical’s current financial performance and prospects for the future as seen through management. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Management believes that these non-GAAP financial measures facilitate comparisons with Ra Medical’s historical results and with the results of peer companies who present similar measures (although other companies may define non-GAAP measures differently than we define them, even when similar terms are used to identify such measures). Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Ra Medical encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. Ra Medical defines EBITDA as our GAAP net loss as adjusted to exclude depreciation and amortization, interest income, interest expense and income tax expense.  Ra Medical defines Adjusted EBITDA as our GAAP net loss as adjusted to exclude depreciation and amortization, interest income, interest expense, income tax expense and stock-based compensation.

About Ra Medical Systems

Ra Medical Systems commercializes excimer lasers and catheters for the treatment of vascular and dermatological diseases. In May 2017, the DABRA excimer laser system received FDA 510(k) clearance in the U.S. for crossing chronic total occlusions, or CTOs, in patients with symptomatic infrainguinal lower extremity vascular disease with an intended use for ablating a channel in occlusive peripheral vascular disease. The Pharos excimer laser system is FDA-cleared and is used as a tool in the treatment of psoriasis, vitiligo, atopic dermatitis and leukoderma. DABRA and Pharos are both based on Ra Medical’s core excimer laser technology platform and deploy similar mechanisms of action. Ra Medical manufactures DABRA and Pharos excimer lasers and catheters in a 32,000-square-foot facility located in Carlsbad, Calif. The vertically integrated facility is ISO 13485 certified and is licensed by the State of California to manufacture sterile, single-use catheters in controlled environments.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Ra Medical’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Ra Medical’s future expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding Ra Medical’s business strategy. Ra Medical’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, challenges inherent in developing, manufacturing, launching, marketing, and selling new products; risks associated with acceptance of DABRA and Pharos and procedures performed using such devices by physicians, payors, and other third parties; development and acceptance of new products or product enhancements; clinical and statistical verification of the benefits achieved via the use of Ra Medical’s products; the results from our clinical trials, which may not support intended indications or may require Ra Medical to conduct additional clinical trials or modify ongoing clinical trials; challenges related to commencement, patient enrollment, completion, an analysis of clinical trials; Ra Medical’s ability to manage operating expenses; Ra Medical’s ability to effectively manage inventory; Ra Medical’s ability to recruit and retain management and key personnel; Ra Medical’s need to comply with complex and evolving laws and regulations; intense and increasing competition and consolidation in Ra Medical’s industry; the impact of rapid technological change; costs and adverse results in any ongoing or future legal proceedings; adverse outcome of regulatory inspections; and the other risks and uncertainties described in Ra Medical’s news releases and filings with the Securities and Exchange Commission. Information on these and additional risks, uncertainties, and other information affecting Ra Medical’s business and operating results is contained in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the Securities and Exchange Commission. Additional information will also be set forth in Ra Medical’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 to be filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based on information available to Ra Medical as of the date hereof, and Ra Medical disclaims any obligation to update any forward-looking statements, except as required by law.

Ra Medical investors and others should note that we announce material information to the public about the company through a variety of means, including our website (www.ramed.com), our investor relations website (https://ir.ramed.com/), press releases, SEC filings, and public conference calls in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Contacts

At the Company:

Jeffrey Kraws

President, Ra Medical Systems

760-496-9008

jkraws@ramed.com

Investors:

LHA Investor Relations

Jody Cain

310-691-7100

jcain@lhai.com

Ra Medical Systems, Inc.

Condensed Balance Sheets

(Unaudited)

(in thousands)

	June 30, 2020	December 31, 2019
ASSETS
Current Assets
Cash and cash equivalents	$29,380	$14,584
Short-term investments	—	15,993
Accounts receivable, net	474	786
Inventories	2,704	2,777
Prepaid expenses and other current assets	1,221	1,860
Total current assets	33,779	36,000
Property and equipment, net	4,106	5,050
Operating lease right-of-use-assets	2,662	2,835
Other non-current assets	144	196
TOTAL ASSETS	$40,691	$44,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,870	$1,532
Accrued expenses	3,937	2,642
Current portion of deferred revenue	1,859	2,029
Current portion of equipment financing	301	293
Current portion of operating lease liabilities	337	318
Total current liabilities	8,304	6,814
Deferred revenue	846	1,232
Equipment financing	112	265
Promissory note	2,000	—
Operating lease liabilities	2,445	2,620
Total liabilities	13,707	10,931
Total stockholders’ equity	26,984	33,150
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$40,691	$44,081

Ra Medical Systems, Inc.

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net revenue
Product sales	$154	$1,284	$740	$2,178
Service and other	746	869	1,534	1,723
Total net revenue	900	2,153	2,274	3,901
Cost of revenue
Product sales	624	1,935	1,588	3,330
Service and other	543	798	1,163	1,345
Total cost of revenue	1,167	2,733	2,751	4,675
Gross loss	(267)	(580)	(477)	(774)
Operating expenses
Selling, general and administrative	7,896	13,789	14,181	27,018
Research and development	1,953	979	3,248	2,510
Total operating expenses	9,849	14,768	17,429	29,528
Operating loss	(10,116)	(15,348)	(17,906)	(30,302)
Other income (expense), net	(5)	231	84	511
Loss before income tax expense	(10,121)	(15,117)	(17,822)	(29,791)
Income tax expense	—	5	—	5
Net loss	$(10,121)	$(15,122)	$(17,822)	$(29,796)
Basic and diluted net loss per share	$(0.43)	$(1.16)	$(0.95)	$(2.32)
Basic and diluted weighted average common shares outstanding	23,621	13,000	18,696	12,847

Ra Medical Systems, Inc.

Non-GAAP Reconciliations

(Unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Statements of Operations Data:
Net loss	$(10,121)	$(15,122)	$(17,822)	$(29,796)
Depreciation and amortization	636	447	1,214	831
Interest income	(10)	(297)	(124)	(625)
Interest expense	15	66	40	114
Income tax expense	—	5	—	5
EBITDA	(9,480)	(14,901)	(16,692)	(29,471)
Stock-based compensation	1,033	7,132	2,080	14,877
Adjusted EBITDA	$(8,447)	$(7,769)	$(14,612)	$(14,594)

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